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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005
                                                         ----------------

                           PARAMOUNT ACQUISITION CORP.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                                   000-51518                        20-2938469
--------------------------------------     ------------------------------   --------------------------------
(State or Other Jurisdiction                        (Commission                      (IRS Employer
      of Incorporation)                            File Number)                   Identification No.)

          787 7th Avenue, 48th Floor, New York, New York                                   10019
-------------------------------------------------------------------------          --------------------
             (Address of Principal Executive Offices)                                   (Zip Code)

Registrant's telephone number, including area code:  (212) 554-4300
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On October 27, 2005, Paramount Acquisition Corp. (the "Company")
consummated its initial public offering ("IPO") of 8,500,000 units ("Units"). On
October 31, 2005, the Company consummated the closing of an additional 637,500
Units which were subject to the over-allotment option and on November 1, 2005, the Company consummated the closing of the remaining 637,500 Units which were subject to the over-allotment option. Each Unit sold in the IPO consisted of one share of common stock, $.0001 par value per share, and two warrants, each to purchase one share of the Company's common stock. The 9,775,000 Units sold in the IPO, including the 1,275,000 Units subject to the over-allotment option, were sold at an offering price of $6.00 per Unit, generating total gross proceeds of $58,650,000. Of this amount, $52,164,500 (or approximately $5.34 per share) was placed in trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit 99.1      Press release dated November 1, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005                     PARAMOUNT ACQUISITION CORP.

                                            By: /s/ J. Jay Lobell
                                                -------------------------
                                                J. Jay Lobell
                                                Chief Executive Officer